August 8, 2019

SUPPLEMENT TO

HARTFORD Funds EXCHANGE-TRADED Trust

Combined StaTement of Additional Information

For hartford exchange-traded Funds

DATED NOVEMBER 28, 2018,

AS SUPPLEMENTED MARCH 1, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

1.	Mr. William P. Johnston, who has served as a member of the Board of Trustees of Hartford Exchange-Traded Trust (the “Trust”) since 2017 and served as Chairman of the Trust since 2017, is retiring in September 2019. In connection with Mr. Johnston’s retirement, the Board has appointed Mr. Lynn S. Birdsong as Chairman.

2.	Under the heading “FUND MANAGEMENT,” the information for Laura S. Quade in the Officers and Directors table is deleted in its entirety, effective immediately.

3.	Effective on or about October 1, 2019, Citibank, N.A. will replace State Street Bank and Trust Company as the Funds’ securities lending agent. Accordingly, under the heading “INVESTMENT RISKS – SECURITIES LENDING RISK,” all references to “State Street Bank and Trust Company” and “State Street” are deleted in their entirety and replaced with “Citibank, N.A.”

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE